UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 6, 2006

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Eight Greenway Plaza, Suite 1330

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Stephen A. Landry, the Chief Financial Officer of W&T Offshore, Inc. (the “Company”), resigned on June 6, 2006, effective as of May 31, 2006. Mr. Landry’s employment agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Form 8-K/A on October 19, 2005, terminated as of that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: June 7, 2006	By:	/s/ WILLIAM W. TALAFUSE
William W. Talafuse
Senior Vice President, interim Chief Financial Officer and Chief Accounting Officer

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